UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2023

Nogin, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40682	86-1370703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Flight Way STE 400, Tustin, California	92782
(Address of principal executive offices)	(Zip Code)

(949) 222-0209

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NOGN	The Nasdaq Stock Market LLC
Warrants to purchase common stock	NOGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, Nogin, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on July 26, 2023. At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Nogin, Inc. 2022 Incentive Award Plan (the “Plan”). The Amendment was adopted by the Board of Directors (the “Board”) on June 16, 2023 and became effective upon stockholder approval.

The Amendment amends the Plan and makes the following changes to the Plan (as amended, the “Amended Plan”):

(i)	Increases the number of shares of Class A Common Stock available under the Plan by 4,442,943 shares reserved for issuance under the Amended Plan;

(ii)

Increases the number of shares which may be granted as incentive stock options under the Amended Plan, such that an aggregate of 5,199,298 shares may be granted as incentive stock options under the Amended Plan;

(iii)	Revises the formula for calculating the maximum annual increase in the number of shares of Class A Common Stock available under the Amended Plan; and

(iv)	Extends right to grant awards under the Amended Plan through June 15, 2023.

The terms and conditions of the Amended Plan are described in the section entitled “Proposal 2 – Approval of Amendment to the Nogin, Inc. 2022 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on June 20, 2023 (the “Proxy Statement”).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Proxy Statement. The final voting results for each proposal considered and voted upon at the Annual Meeting, as certified by the Company’s inspector of election, are set forth below.

Proposal 1 - Election of Directors

The stockholders elected each of the three nominees for Class I director to serve on the Company’s Board of Directors (the “Board”) until the 2026 annual meeting of stockholders and until his successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Voting results for the nominees were as follows:

Nominee	For	Withhold	Broker Non-Votes
Andrew Pancer	4,371,182	95,957	2,661,562
Geoffrey Van Haeren	2,351,913	2,115,226	2,661,562
Arthur Stark	3,381,097	1,086,042	2,661,562

Proposal 2 – Approval of Amendment to the Nogin, Inc. 2022 Incentive Award Plan

The stockholders approved the Amendment. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
2,498,770	1,013,838	954,531	2,661,562

Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results for this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
6,921,498	206,845	358	—

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to the Nogin, Inc. 2022 Incentive Award Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nogin, Inc.

Date: July 28, 2023	By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Chief Executive Officer, President and Chairman of the Board